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                                                                 EXHIBIT 10.5(b)

                  FIRST AMENDMENT TO CREDIT AGREEMENT BY AND
                          BETWEEN INDIAN OIL COMPANY
                         AND BANK ONE, OKLAHOMA, N.A.


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made effective the 10th day of August, 1998 by and between INDIAN OIL COMPANY, an Oklahoma corporation (the "Borrower") and BANK ONE, OKLAHOMA, N.A. (the "Lender").


                             W I T N E S S E T H:

     WHEREAS, on December 22, 1997, Borrower and Lender entered into that certain Credit Agreement (the "Original Agreement") whereby Lender provided Borrower with a reducing, revolving line of credit in an amount, subject to a Borrowing Base, which shall not exceed $50,000,000.00 as evidenced by the Note.

     WHEREAS, the obligations described in the Agreement are secured by, among other things not specifically set forth herein, certain Oil and Gas Properties; and

     WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement;

     WHEREAS, Borrower and Lender desire to amend the Agreement for the first time in order to: (i) change the Debt Service Coverage ratio calculation; (ii) waive the occurrence of certain events of default; and (iii) certain other changes more particularly set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree to amend the agreement as follows:

     A.   CHANGES TO THE AGREEMENT

          1.   Section 6.25 of the Agreement, Equity Infusion, is hereby amended
                                              ---------------
and restated in its entirety as follows:

          6.25.  Equity Infusion.  Obtain an infusion of equity capital of not
                 ---------------
     less than $12,000,000.00 into Borrower on or before October 1, 1998. In the event MidFirst extends the January 15, 1999 maturity date of the MidFirst Debt until, at least, July 15, 1999, the deadline for Borrower to obtain the infusion of equity capital shall be extended to December 1, 1998.
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          2.   Section 7.2 of the Agreement, Debt Service Coverage Ratio, is
                                             ---------------------------
hereby amended and restated in its entirety as follows:

          7.2  Debt Service Coverage Ratio.   Beginning with calendar quarter
               ---------------------------
     ending December 31, 1998, Borrower will maintain a minimum "Debt
     Service Coverage Ratio" of not less than 1.20 to 1.00. For the purposes of this covenant, the "Debt Service Coverage Ratio" is defined as the quotient of (i) the quarterly sum of Net Income less dividends, plus depletion, depreciation, amortization and interest expense divided by (ii) the sum of the greater of (a) the quarterly sum of Monthly Borrowing Base Reductions required hereunder or (b) the quarterly principal reductions required assuming a level amortization of the outstanding Loan Balance as of the quarter end over the Half Life of the Borrower's Oil and Gas Properties, plus interest expense for the quarter then ended
     (less any suspended interest payments on the Subordinated Notes), plus any other current maturities of long term debt (exclusive of the MidFirst Debt). For the purposes of this covenant, "Half Life of the Borrower's Oil and Gas Properties" shall be defined as the duration, in months, as projected by the Lender, in its sole discretion, acting reasonably, during which one-half of the undiscounted future income, net of lease operating expenses, production taxes, and capital expenditures will be realized from the Borrower's Oil and Gas Properties. The Lender's calculation of the Half Life of the Borrower's Oil and Gas Properties shall be determined and communicated to the Borrower in conjunction with the periodic determinations of the Borrowing Base and the Monthly Borrowing Base Reduction set forth in Section 2.9.

          3.   Section 8.13 of the Agreement, Limitation on Hedging Activities,
                                              --------------------------------
is hereby amended and restated in its entirety as follows:

          Borrower shall not engage in any speculative trading activities; Borrower may engage in energy price swaps done with prior written consent of Lender and/or hedging transactions done with prior written consent of Lender (in each case which consent shall not be unreasonably withheld).


     B. NOTICES AND WAIVERS.

     Borrower is hereby notified of the following occurrences and the Lender hereby provides the following waivers.

          1.   Borrowing Base.  Pursuant to Section 2.9 of the Agreement,
               --------------
Borrower and Lender hereby affirm the Borrowing Base at $24,000,000.00 and the Monthly Borrowing Base Reduction at $0 until December 1, 1998. Furthermore, the Lender has calculated the

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Half Life of Borrower's Oil and Gas Properties (defined below) to be 67 months until the next determination of the Borrowing Base.

          2.   Annual Financial Statement.  Lender hereby provides Borrower with
               --------------------------
a one time waiver of the default created by Borrower's failure to comply with
Section 6.3 of the Agreement by not providing it audited, annual financial statements by the 105th day following the close of its fiscal year. Borrower hereby agrees to provide the financial statements required by Section 6.3 for year ending December 31, 1997 on or before August 31, 1998. Borrower and Lender hereby agree that any material adverse change in the audited financial statements from the unaudited financial statements previously provided shall constitute an additional Event of Default under the Agreement as hereby amended.

          3.   Equity Offering.  Lender hereby provides Borrower with a one time
               ---------------
waiver of the default created by Borrower's failure to comply with Section 6.25 of the Agreement by not obtaining a $12,000,000.00 infusion of equity by June 1, 1998.

          4.   Tangible Net Worth.  Lender hereby provides Borrower with a one-
               ------------------
time waiver of the default created by Borrower's failure to comply with Section
7.3 of the Agreement by not maintaining a Tangible Net Worth of, at least, $1,700,000.00 for the quarter ending March 31, 1998.


     C.   REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender that:

          1. Borrower is a corporation, duly organized, legally existing, and in good standing under the laws of the State of Oklahoma, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

          2. Borrower's execution and delivery of this Amendment and performance of its obligations hereunder: (a) are and will be within its corporate powers; (b) are duly authorized by its board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of its articles or certificates of incorporation and bylaws, nor of any preferred stock provision, indenture, agreement or undertaking to which Corporation or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of Liens, charges or encumbrances on any of its properties or assets, except those in favor of Lender hereunder.


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          3.   This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with its terms.

          4. All financial statements, balance sheets, income statements and other financial data which have been or are hereafter furnished to Lender by each Borrower to induce Lender to make the loans hereunder due, and as to subsequent financial statements will, fairly represent each Borrower's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Lender are and will be, when furnished: prepared in accordance with generally accepted accounting principles consistently applied; accurate and correct in all material respects; and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. Since the date of the last such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise and other financial data provided to Lender; of either Borrower, nor, to the best of their knowledge, has either Borrower incurred, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate, which has not been disclosed to Lender.

          5. The Borrower is the sole and lawful owner of the Collateral, pledged, mortgaged or assigned by it, and Borrower has, and as to after acquired property or New Properties will have, good right to cause the Collateral to be hypothecated to Lender as security for the Obligations.

          6. All of Borrower's other representations and warranties set forth in Sections 5.1 through 5.22 of the Agreement are true and correct on and as of the date hereof with the same effect as though made and repeated by Borrower as of the date hereof.


     D.   CONDITIONS

     Lender's obligations under the Agreement, as hereby amended, is subject to the following conditions:

          1. Lender and Borrower shall have executed and delivered this Amendment.

          2. Borrower's representations and warranties set forth in Section C hereof shall be true and correct on and as of the date hereof, and the date of any subsequent advance with the same effect as though such representation and warranty had been on and as of such date.

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          3.   Borrower shall have satisfied all conditions set forth in Section
4.1 of the Agreement.

          4. As of the date hereof, and the date of any subsequent Advance, no Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.

     E.   OTHER COVENANTS AND MISCELLANEOUS TERMS

          1. Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

          2. The Obligations, including but not limited to the indebtedness evidenced by the Note executed in conjunction with the Agreement, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

          3. The Borrowers hereby agrees to pay all reasonable attorney fees and legal expenses incurred by Lender in preparation, execution and implementation of this Amendment, the Replacement Note, and any mortgages, deeds of trust, security agreements, pledge agreements or any amendments thereto.

          4. This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and Lender, and their respective successors and assigns. All obligations of the Borrower under the Agreement and all rights of Lender and any other holder of the Notes, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrower irrevocably agrees that, subject to Lender's sole election, all suits or proceedings arising from or related to the Agreement, as amended, or the Notes may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

          5. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.

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     BORROWER:                      INDIAN OIL COMPANY,
                                    an Oklahoma corporation


                                    __________________________________________
                                    By: Roger D. Graham
                                    Title: President




     LENDER:                        BANK ONE, OKLAHOMA, N.A.


                                    __________________________________________
                                    By: John K. Slay, Jr.
                                    Title: Sr. Vice President

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